EXHIBIT 99.2
                                 ------------

                               The Confirmation



Page 1 of 20

                                                      [GRAPHIC OMITTED]


                                                        Dated:  April 10, 2006



                             Rate Cap Transaction

                          Re: BNY Reference No. 37662
                              -----------------------

Ladies and Gentlemen:

        The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the rate Cap Transaction entered into on the Trade Date specified below (the "Transaction") between The Bank of New York ("BNY"), a trust company duly organized and existing under the laws of the State of New York, and Deutsche Bank National Trust Company, not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") under the Pooling and Servicing Agreement, dated as of April 1, 2006, among IndyMac MBS, Inc., as depositor (the "Depositor"), IndyMac Bank, F.S.B., as seller (the "Seller"), (the "Pooling and Servicing Agreement"). IndyMac INDX Mortgage Loan Trust 2006-AR9 (the "Issuing Entity") is referred to herein as the "Counterparty". This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. Form of Agreement. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the "Master Agreement"), shall be deemed to have been executed by you and us on the date we entered into the Transaction. Except as otherwise specified, references herein to Sections shall be to Sections of the ISDA Form Master Agreement and the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2. Certain Terms. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Type of Transaction:      Rate Cap





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
      Notional Amount:          With respect to any Calculation Period, the lesser of
                                (i) the amount set forth on the attached Schedule I
                                and (ii) the aggregate Certificate Principal Balance
                                of the Class 3-A-2 Certificates immediately prior to
                                the related Distribution Date (as each such term is
                                defined in the Pooling and Servicing Agreement).

                                The aggregate Certificate Principal Balance of the
                                Certificates shall be published on the IndyMac INDX
                                2006-AR9 Statement to Certificateholders generated by
                                Deutsche Bank National Trust Companyon the Deutsche
                                Bank National Trust Company internet website
                                https://www.tss.db.com/invr under the column heading
                                Current Principal Balance. If such report does not
                                appear on the internet website referenced above, the
                                Certificate Principal Balance of the Certificates can
                                be obtained by contacting the trustee at its corporate
                                trust office located at 1761 East St. Andrew Place,
                                Santa Ana, California 92705, Attention Trust
                                Administration IN06A9, or by contacting the trustee's
                                investor relations desk at (800) 735-7777.

      Trade Date:               April 10, 2006

      Effective Date:           May 25, 2006

      Termination Date:         March 25, 2011, subject to adjustment in accordance with
                                the Following Business Day Convention.

Fixed Amounts:

      Fixed Amount Payer:       Counterparty

      Fixed Amount:             USD 274,000.00

      Fixed Amount
      Payment Date:             April 27, 2006


FLOATING AMOUNTS

      Floating Rate Payer:      BNY

      Cap Rate:                 5.6923%

      Floating Rate for
      initial
      Calculation Period:       To be determined




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      Floating Rate Day Count
      Fraction:                 30/360

      Floating Rate Option:     USD-LIBOR-BBA, provided, however, if the Floating Rate
                                Option for a Calculation Period is greater than 9.15%
                                then the Floating Rate Option for such Calculation
                                Period shall be deemed equal to 9.15%.

      Designated Maturity:      One month

      Spread:                   Inapplicable

      Floating Rate Payer
      Period End Dates:         The 25th day of each month, beginning on June 25, 2006
                                and ending on the Termination Date, with No Adjustments.

      Floating Rate Payer
      Payment Dates:            Early Payment shall be applicable. The Floating Rate
                                Payer Payment Date shall be two (2) Business Days
                                preceding each Floating Rate Payer Period End Date.

      Reset Dates:              The first day of each Calculation Period or Compounding
                                Period, if Compounding is applicable.

      Compounding:              Inapplicable

      Business Days for Payments
      By both parties:          New York

      Calculation Agent:        BNY

3.    Additional Provisions:

      1) Reliance. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

      2) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc ("S&P") and Moody's Investors Service, Inc. ("Moody's"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current ratings on the Certificates issued under the Pooling and Servicing Agreement (the "Certificates").

4.    Provisions Deemed Incorporated in a Schedule to the Master Agreement:




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      1)    No Netting Between Transactions. The parties agree that
            subparagraph (ii) of Section 2(c) will apply to any Transaction.

      2) Termination Provisions. Subject to the provisions of Paragraph 4(11) below, for purposes of the Master Agreement:

            (a) "Specified Entity" is not applicable to BNY or the Counterparty for any purpose.

            (b) The "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BNY or the Counterparty.

            (c) The "Credit Support Default" provisions of Section 5(a)(iii) will not apply to BNY (except with respect to credit support furnished pursuant to Paragraph 4 9) below or the Counterparty.

            (d) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BNY or the Counterparty.

            (e) "Default under Specified Transaction" is not applicable to BNY or the Counterparty for any purpose, and, accordingly,
                  Section 5(a)(v) shall not apply to BNY or the Counterparty.

            (f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BNY or to the Counterparty.

            (g) The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to the Counterparty; the words "trustee" and "custodian" in Section 5(a)(vii)(6) will not include the Trustee; and the words "specifically authorized " are inserted before the word "action" in Section 5(a)(vii)(9).

            (h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BNY or the Counterparty.

            (i) The "Automatic Early Termination" provision of Section 6(a) will not apply to BNY or to the Counterparty.

            (j)   Payments on Early Termination. For the purpose of Section
                  6(e):

                  (i)   Market Quotation will apply.

                  (ii)  The Second Method will apply.

            (k)   "Termination Currency" means United States Dollars.



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            (l)   No Additional Amounts Payable by Counterparty. The
                  Counterparty shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4) or 2(d)(ii).

      3)    Tax Representations.

            (a) Payer Representations. For the purpose of Section 3(e), BNY and the Counterparty make the following representations:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

                  (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

                  (ii) the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

            (b) Payee Representations. For the purpose of Section 3(f), BNY and the Counterparty make the following representations.

                  (i)   The following representation will apply to BNY:

                        (x) It is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

                  (ii)  The following representation will apply to the
                        Counterparty:

                        The beneficial owner of payments made to it under this Agreement is a "U.S. person" (as that term is used in section 1.1441-4(a)(3)(ii) of



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                        United States Treasury Regulations) for United States
                        federal income tax purposes.

      4)    Documents to be delivered. For the purpose of Section 4(a):

            (a)   Tax forms, documents or certificates to be delivered are:


Party required to                                                Date by which           Covered by Section
deliver document        Form/Document/ Certificate               to be delivered         3(d) Representation

BNY and            Any document required or reasonably           Upon the execution and          Yes
Counterparty       requested to allow the other party to         delivery of this
                   make payments under this Agreement            Agreement
                   without any deduction or withholding for
                   or on the account of any tax.

            (b)   Other documents to be delivered are:

Party required to                                                Date by which           Covered by Section
deliver document        Form/Document/ Certificate               to be delivered         3(d) Representation

BNY                A certificate of an authorized officer of     Upon the execution and          Yes
                   the party, as to the incumbency and           delivery of this
                   authority of the respective officers of the   Agreement
                   party signing this Agreement, any relevant
                   Credit Support Document, or any Confirmation,
                   as the case may be.

Counterparty       (i) a copy of the executed Pooling and        Upon the execution and          Yes
                   Servicing Agreement, and (ii) an incumbency   delivery of this
                   certificate verifying the true signatures     Agreement
                   and authority of the person or persons
                   signing this letter agreement on behalf of
                   the Counterparty and the authority of such
                   party to enter into Transactions
                   contemplated and performance of its
                   obligations hereunder.

BNY                A copy of the most recent publicly            Promptly after request          Yes
                   available regulatory call report.             by the other party




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      5)    Miscellaneous.

            (a)   Address for Notices: For the purposes of Section 12(a):

                  Address for notices or communications to BNY:

                         The Bank of New York
                         Swaps and Derivative Products Group
                         Global Market Division
                         32 Old Slip 15th Floor
                         New York, New York 10286
                         Attention: Steve Lawler

                         with a copy to:

                         The Bank of New York
                         Swaps and Derivative Products Group
                         32 Old Slip 16th Floor
                         New York, New York 10286
                         Attention: Andrew Schwartz
                         Tele: 212-804-5103
                         Fax: 212-804-5818/5837

                         (For all purposes)

                  Address for notices or communications to the Counterparty:

                         IndyMac INDX Mortgage Loan Trust 2006-AR9
                         c/o Deutsche Bank National Trust Company
                         1761 East St. Andrew Place,
                         Santa Ana, California 92705-4934,
                         Attention: Trust Administration: IN06A9
                         FAX: (714) 247-6285


            (b)   Process Agent. For the purpose of Section 13(c):

                  BNY appoints as its Process Agent:  Not Applicable

                  The Counterparty appoints as its Process Agent:
                         Not Applicable

            (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b), it shall not in future have any Office other than one in the United States.




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            (d)   Multibranch Party. For the purpose of Section 10(c):

                      BNY is not a Multibranch Party.

                      The Counterparty is not a Multibranch Party.

            (e)   Calculation Agent. The Calculation Agent is BNY.

            (f) Credit Support Document. Not applicable for either BNY (except with respect to credit support furnished pursuant to Paragraph 9) or the Counterparty.

            (g)   Credit Support Provider.

                      BNY: Not Applicable (except with respect to credit support furnished pursuant to Paragraph 9)

                      Counterparty:  Not Applicable

            (h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

            (i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

            (j) Recording of Conversations. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction,
                  (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees,



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                  to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

            (k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

            (l) Non-Recourse. Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of the Counterparty hereunder are limited recourse obligations of the Counterparty, payable solely from the Issuing Entity and the proceeds thereof to satisfy the Counterparty's obligations hereunder. In the event that the Issuing Entity and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Issuing Entity and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive. This provision shall survive the expiration of this Agreement.

            (m) Limitation on Institution of Bankruptcy Proceedings. BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the expiration of this Agreement.

            (n) Remedy of Failure to Pay or Deliver. The ISDA Form Master Agreement is hereby amended by replacing the word "third" in the third line of Section 5(a)(i) by the word "second".

            (o) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of
                  Section 6(b)(ii).

            (p) Trustee's Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder and pursuant to instruction set forth therein (ii) each of the representations, undertakings and


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                  agreements herein made on behalf of the trust is made and
                  intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Counterparty, and (iii) under no circumstances will Deutsche Bank National Trust Company, in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

            (q) Trustee's Representation. Deutsche Bank National Trust Company, as Trustee, represents and warrants that:

                  It has been directed under the Pooling and Servicing Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

            (r) Amendment to Pooling and Servicing Agreement. Notwithstanding any provisions to the contrary in the Pooling and Servicing Agreement, none of the Depositor, the Trustee shall enter into any amendment thereto which could have a material adverse affect on BNY without the prior written consent of BNY.

      6) Additional Representations. Section 3 is hereby amended, by substituting for the words "Section 3(f)" in the introductory sentence thereof the words "Sections 3(f) and 3(i)" and by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2)   Evaluation and Understanding.

                        (i) Each Party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a



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                              recommendation to enter into such transaction. No
                              communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

                        (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

                  (3) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

            (h) Exclusion from Commodities Exchange Act. (A) It is an "eligible contract participant" within the meaning of
                  Section 1a(12) of the Commodity Exchange Act, as amended;
                  (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

            (i) ERISA (Pension Plans). It is not a pension plan or employee benefits plan and it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

      7) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement (but without limiting the provisions of Section 2(c) and Section 6, except as provided in the next sentence), each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

      8) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to BNY as the sole Affected Party (unless otherwise provided below):

            (i) Remedy of Ratings Events. BNY fails to comply with the provisions of Paragraph 9.

            (ii) BNY has not, within five (5) Business Days (without giving effect to any grace period otherwise provided herein or otherwise) after the occurrence of a Swap Disclosure Event (as defined in Paragraph 4(10) below) complied with any of the provisions set forth therein.



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            (iii) Amendment of Pooling and Servicing Agreement without Consent of BNY. If the Trustee permits the Pooling and Servicing Agreement to be amended in a manner which would have a material adverse affect on BNY without first obtaining the prior written consent of BNY. The Counterparty shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Paragraph 8(ii).


      9)    Provisions Relating to Downgrade of BNY Debt Ratings.

            (i)   For purposes of this Transaction:

                  (a) A "Collateralization Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if:

                        (x) its short-term unsecured and unsubordinated debt rating is reduced to "P-1 on watch for downgrade" or below, and its long-term unsecured and unsubordinated debt is reduced to "A1 on watch for downgrade" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "Aa3 on watch for downgrade" or below) by Moody's, or

                        (y) its short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P.

                             Such ratings are referred to herein as the
                        "Qualifying Ratings."

                  (b) A "Ratings Event" shall occur with respect to BNY (or any applicable credit support provider) if:

                        (x) its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to "P-2" or below by Moody's and its long-term unsecured and unsubordinated debt is reduced to "A3" or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to "A2" or below) by Moody's, or

                        (y) its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P.

                        For purposes of (a) and (b) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider, but they shall be deemed not to occur if, within 30 days thereafter



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                        (provided, that this shall not be construed to extend
                        the period within which actions are to be taken as provided in Paragraph 4(9)(ii) below), each of Moody's and S&P has reconfirmed the ratings of the Certificates, as applicable, which were in effect immediately prior thereto. For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

                  (c) "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the Trustee shall have received prior written confirmation from each of Moody's and S&P, and shall have provided notice thereof to BNY, that the proposed action or inaction would not cause a downgrade or withdrawal of their then-current ratings of the Certificates.

            (ii) Subject, in each case set forth in (a) and (b) below, to satisfaction of the Rating Agency Condition:

                  (a)   Collateralization Ratings Event. If a
                        Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within thirty (30) days of such Collateralization Ratings Event:

                        (w) post collateral under agreements and other instruments approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, and satisfactory to Moody's and S&P, which will be sufficient to restore the immediately prior ratings of the Certificates,

                        (x) assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

                        (y) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or



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                        (z)   establish any other arrangement approved by the
                              Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody's and S&P which will be sufficient to restore the immediately prior ratings of their Certificates.

                  (b) Ratings Event. If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, within ten (10) Business Days of such Ratings Event:

                        (x) assign this Transaction to a third party, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, on terms substantially similar to this Confirmation, which party is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld,

                        (y) obtain a guaranty of, or a contingent agreement of, another person, the ratings of the debt of which (or the ratings of the debt of the credit support provider of which) meet or exceed the Qualifying Ratings, to honor BNY's obligations under this Agreement, provided that such other person is approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld, or

                        (z) establish any other arrangement approved by the Counterparty and the NIMS Insurer, such approval not to be unreasonably withheld and satisfactory to Moody's and S&P which will be sufficient to restore the immediately prior ratings of their Certificates.

      10) Compliance with Regulation AB. BNY and Counterparty agree that the terms of the Item 1115 Agreement dated as of April 24, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS and BNY shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

      11) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if the Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless BNY is required pursuant to appropriate proceedings to return to the



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            Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party.

      12) BNY Payments to be made to Trustee. BNY will, unless otherwise directed by the Trustee, make all payments hereunder to the Trustee. Payment made to the Trustee at the account specified herein or to another account specified in writing by the Trustee shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.     Account Details and Settlement Information:

       Payments to BNY:

               The Bank of New York
               Derivative Products Support Department
               32 Old Slip, 16th Floor
               New York, New York 10286
               Attention: Renee Etheart
               ABA #021000018
               Account #890-0068-175
               Reference: Interest Rate Swap/Cap

       Payments to Counterparty:

               Deutsche Bank Trust Company Americas
               ABA# 021001033
               Account# 01419663
               Account Name: NYLTD Funds Control/Stars West
               Ref: IndyMac INDX 2006-AR9 (Class 3-A-2)





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6. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn: Kenny Au-Yeung at 212-804-5818/5837. Once we receive this we will send you two original confirmations for execution.



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      We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

      Very truly yours,

THE BANK OF NEW YORK


By:  /s/ Renee Etheart
    ---------------------------

    Name:  Renee Etheart

    Title: Vice President





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The Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR9
BY: DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR9


By:   /s/ Jennifer Hermansader
     --------------------------------

     Name:  Jennifer Hermansader

     Title: Associate




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                                  SCHEDULE I


 All dates subject to adjustment in accordance with the Following Business Day
                                  Convention.

-----------------------------------------------------

Accrual Start       Accrual End     Notional Amount
     Date              Date            (in USD)
-----------------------------------------------------
    5/25/2006        6/25/2006      103,852,515.23
-----------------------------------------------------
    6/25/2006        7/25/2006      102,872,809.36
-----------------------------------------------------
    7/25/2006        8/25/2006      101,525,617.18
-----------------------------------------------------
    8/25/2006        9/25/2006      99,816,747.67
-----------------------------------------------------
    9/25/2006        10/25/2006     97,753,077.66
-----------------------------------------------------
    10/25/2006       11/25/2006     95,342,540.31
-----------------------------------------------------
    11/25/2006       12/25/2006     92,594,108.61
-----------------------------------------------------
    12/25/2006       1/25/2007      89,517,773.68
-----------------------------------------------------
    1/25/2007        2/25/2007      86,124,517.95
-----------------------------------------------------
    2/25/2007        3/25/2007      82,426,283.21
-----------------------------------------------------
    3/25/2007        4/25/2007      78,825,897.80
-----------------------------------------------------
    4/25/2007        5/25/2007      75,321,754.19
-----------------------------------------------------
    5/25/2007        6/25/2007      71,912,271.25
-----------------------------------------------------
    6/25/2007        7/25/2007      68,595,893.80
-----------------------------------------------------
    7/25/2007        8/25/2007      65,371,092.22
-----------------------------------------------------
    8/25/2007        9/25/2007      62,236,362.01
-----------------------------------------------------
    9/25/2007        10/25/2007     59,190,223.36
-----------------------------------------------------
    10/25/2007       11/25/2007     56,231,220.78
-----------------------------------------------------
    11/25/2007       12/25/2007     53,357,922.68
-----------------------------------------------------
    12/25/2007       1/25/2008      50,568,920.97
-----------------------------------------------------
    1/25/2008        2/25/2008      47,862,830.69
-----------------------------------------------------
    2/25/2008        3/25/2008      45,238,289.64
-----------------------------------------------------
    3/25/2008        4/25/2008      42,693,957.98
-----------------------------------------------------
    4/25/2008        5/25/2008      40,228,517.86
-----------------------------------------------------
    5/25/2008        6/25/2008      37,840,673.10
-----------------------------------------------------
    6/25/2008        7/25/2008      35,529,148.79
-----------------------------------------------------
    7/25/2008        8/25/2008      33,292,690.98
-----------------------------------------------------
    8/25/2008        9/25/2008      31,130,066.28
-----------------------------------------------------
    9/25/2008        10/25/2008     29,040,061.59
-----------------------------------------------------
    10/25/2008       11/25/2008     27,021,483.73
-----------------------------------------------------




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    11/25/2008       12/25/2008     25,073,159.09
-----------------------------------------------------
    12/25/2008       1/25/2009      23,193,933.36
-----------------------------------------------------
    1/25/2009        2/25/2009      21,382,671.20
-----------------------------------------------------
    2/25/2009        3/25/2009      19,638,255.88
-----------------------------------------------------
    3/25/2009        4/25/2009      17,959,589.05
-----------------------------------------------------
    4/25/2009        5/25/2009      16,345,590.38
-----------------------------------------------------
    5/25/2009        6/25/2009      14,795,197.29
-----------------------------------------------------
    6/25/2009        7/25/2009      13,307,364.65
-----------------------------------------------------
    7/25/2009        8/25/2009      11,881,064.50
-----------------------------------------------------
    8/25/2009        9/25/2009      10,515,285.76
-----------------------------------------------------
    9/25/2009        10/25/2009      9,209,033.97
-----------------------------------------------------
    10/25/2009       11/25/2009      7,961,331.00
-----------------------------------------------------
    11/25/2009       12/25/2009      6,771,214.77
-----------------------------------------------------
    12/25/2009       1/25/2010       5,637,739.02
-----------------------------------------------------
    1/25/2010        2/25/2010       4,559,973.04
-----------------------------------------------------
    2/25/2010        3/25/2010       3,977,074.24
-----------------------------------------------------
    3/25/2010        4/25/2010       3,440,784.58
-----------------------------------------------------
    4/25/2010        5/25/2010       2,950,337.97
-----------------------------------------------------
    5/25/2010        6/25/2010       2,504,980.89
-----------------------------------------------------
    6/25/2010        7/25/2010       2,103,972.21
-----------------------------------------------------
    7/25/2010        8/25/2010       1,746,582.96
-----------------------------------------------------
    8/25/2010        9/25/2010       1,432,096.15
-----------------------------------------------------
    9/25/2010        10/25/2010      1,159,806.58
-----------------------------------------------------
    10/25/2010       11/25/2010       929,020.61
-----------------------------------------------------
    11/25/2010       12/25/2010       739,056.01
-----------------------------------------------------
    12/25/2010       1/25/2011        589,241.76
-----------------------------------------------------
    1/25/2011        2/25/2011        478,917.84
-----------------------------------------------------
    2/25/2011        3/25/2011        407,435.10
-----------------------------------------------------




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